Pinstripes Announces Letter of Intent for Strategic Recapitalization with Oaktree, Providing the Company with Additional Capital to Fund Operations and Growth
Company receiving $7.5 million in loan proceeds from Oaktree in advance of the recapitalization; will receive additional capital at the closing of the recapitalization transaction; and announces delisting from the NYSE
NORTHBROOK, Ill. – March 7, 2025 - Pinstripes Holdings, Inc. (“Pinstripes” or the “Company”) (OTC: PNST), a best-in-class experiential dining and entertainment brand combining bistro, bowling, bocce and private event space, today announced that it has entered into a binding letter of intent (the “LOI”) with funds managed by Oaktree Capital Management, L.P. (“Oaktree”), an affiliate of the holders of the majority of its outstanding debt. Under the terms of the LOI, Oaktree is providing additional funding on similar loan terms to their prior commitments, and upon closing of the recapitalization transactions contemplated by the LOI will become the majority equity holder of the Company and will elect the Company’s Board of Directors (the “Board”), with current stockholders retaining an equity interest and additionally being issued warrants providing for potential upside participation. The Company’s entry into the LOI follows extensive negotiations with Oaktree as the Company sought to maximize value for all of its stakeholders. Once completed, the recapitalization will reduce Pinstripes’ cash interest obligations, provide additional liquidity for operations and financial flexibility, and better position the Company for long-term success and new store development. Notably, the issuance of warrants to existing stockholders as contemplated by the LOI may enable such stockholders to potentially benefit from growth in the Company’s value should the business successfully implement its plan. The LOI has been approved by the Company’s Board upon the recommendation of a special committee of the Board consisting solely of independent, disinterested directors (the “Special Committee”).
"We are pleased to announce these transactions, which strengthen our balance sheet and enhance our financial flexibility for the benefit of the Company and its key stakeholders – investors, customers, vendors, and team members" said Dale Schwartz, Founder/CEO of Pinstripes. "The last year has proven challenging, and I am grateful for the dedication and hard work of our Pinstripes Team Members. Collectively, this announcement represents an important step in the revitalization of Pinstripes’ existing business, and demonstrates the confidence that investors have in our long-term success. We are appreciative of the support we have received from our lenders – Oaktree, Silverview and Granite Creek – and look forward to taking the further steps to improve Pinstripes’ business and create substantial value for all our stakeholders.”
Oaktree, a leading alternative investment firm with $202 billion in assets under management, has committed to provide an incremental investment to strengthen Pinstripes’ balance sheet and support its leadership team’s strategic vision.
The closing of the recapitalization transaction contemplated by the LOI is subject to negotiation and finalization of definitive documentation and the satisfaction or waiver of customary conditions to closing. Further details of the LOI and the recapitalization transaction are set forth in a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”).
Additionally, on March 5, 2025, the NYSE notified the Company and publicly disclosed that it has determined to commence proceedings to delist the Company’s class A common stock, as a result of the Company’s non-compliance with Rule 802.01B of the NYSE Listed Company Manual that requires listed companies to maintain an average global market capitalization of at least $15 million over a period of 30 consecutive trading days. Trading of the class A common stock on the NYSE was suspended after market close on March 5, 2025. The NYSE will apply to the SEC to delist the class A common stock upon completion of all applicable procedures. The Company has informed the NYSE that it will not appeal the delisting determination and accordingly, the Company’s class A common stock will be delisted from the NYSE. The Company's class A common stock is now trading on the OTC Pink Market operated by the OTC Market Group Inc., and the Company has not yet made any determination with respect to suspending its reporting obligations under the Securities Exchange Act of 1934, as amended.
Katten Muchin Rosenman LLP is serving as legal advisor and Piper Sandler & Co is serving as investment banker and financial advisor to Pinstripes, and Ropes & Gray LLP is serving as legal advisor to the Pinstripes Special Committee. White & Case LLP is serving as legal advisor to Oaktree.
About Pinstripes Holdings, Inc.
Born in the Midwest, Pinstripes’ best-in-class venues offer a combination of made-from-scratch dining, bowling and bocce and flexible private event space. From its full-service Italian-American food and beverage menu to its gaming array of bowling and bocce, Pinstripes offers multi-generational activities seven days a week. Its elegant and spacious 25,000-38,000 square foot venues can accommodate groups of 20 to 1,500 for private events, parties, and celebrations. For more information on Pinstripes, led by Founder and CEO Dale Schwartz, please visit www.pinstripes.com.
Forward-Looking Statements
Certain statements in this press release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the impact of the recapitalization transaction contemplated by the LOI. We intend such forward-looking statements to be covered by the safe harbor provisions for the forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements other than statements of historical facts contained in this press release may be forward-looking statements. Such forward-looking statements are often identified by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “forecasted,” “projected,” “potential,” “seem,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or otherwise indicate statements that are not of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements and factors that may cause actual results to differ materially from current expectations include, but are not limited to: the inability to consummate the recapitalization transaction due to failure to negotiate definitive documentation or failure to satisfy conditions to completion of the proposed transaction; risks related to the substantial indebtedness of Pinstripes, including Pinstripes’ ability to satisfy the financial and other covenants contained in the agreements governing such indebtedness and risks relating to the existing defaults under such agreements; Pinstripes’ liquidity position and its ability to raise additional capital to fund future operational requirements or any acquisitions; the ability of Pinstripes to grow and manage growth profitably, maintain key relationships and retain its management and key employees, including its ability to identify and retain a new Chief Financial Officer; risks related to Pinstripes’ current growth strategy; risks related to Pinstripes’ ability to continue as a going concern; Pinstripes’ ability to successfully open and integrate new locations on a timely basis; risks related to the capital intensive nature of Pinstripes’ business; the ability of Pinstripes to attract new customers and retain existing customers; the impact of labor shortage and inflation on Pinstripes; and other economic, business and/or competitive factors. The foregoing list of factors is not exhaustive.
Stockholders and prospective investors should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Annual Report on Form 10-K filed by

Pinstripes on June 28, 2024, the Quarterly Report on Form 10-Q filed by Pinstripes on February 19, 2025, and other documents filed by Pinstripes from time to time with the SEC.
Stockholders and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which only speak as of the date made, are not a guarantee of future performance and are subject to a number of uncertainties, risks, assumptions and other factors, many of which are outside the control of Pinstripes. Except as expressly required by the federal securities laws, Pinstripes expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the expectations of Pinstripes with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Investor Relations
Jeff Priester
332-242-4370
investor@pinstripes.com